Exhibit 99.2

 GRT Strategic Update  August 5, 2022

Disclosures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company's tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire, including the office leases in the approximately 10% of lease expirations scheduled to occur prior to or at the end of 2023 (as a percentage of our contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases); future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the Separation (as defined below) will maximize stockholder value; whether a national securities exchange admit IndustrialCo (as defined below) shares for trading; whether any listing of IndustrialCo shares on the New York Stock Exchange will be accompanied by a capital raise; whether we will be successful in liquidating the Company following the Separation by selling the remaining assets of the Company (the "Remaining Assets") at the optimal time and in the optimal manner, as determined by our management and Board; whether the Conversion (as defined below) will qualify as a tax-free F reorganization; whether the Separation will occur before the end of 2022 or at all; whether we will effect the Separation at the time and in a manner that maximizes value for the Company's stockholders; whether the Board will abandon the Separation after determining that it is no longer inthe best interests of our stockholders to pursue the Separation; when stockholders will receive any net proceeds in connection with the disposition of the Remaining Assets; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of IndustrialCo and the distribution of the net proceeds by the Company from the sale of the Remaining Assets will equal our current NAV; any fluctuation and/or volatility of the trading price of IndustrialCo shares; the amount of the net proceeds to be received by our stockholders from the sale of the Remaining Assets; statements about the expected benefits of the Conversion and/or the Separation; our ability to find purchasers for the Remaining Assets on such terms as our Board determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the Conversion and/or the Separation or the pursuit of sales of our Remaining Assets; the response of stockholders, tenants, business partners and competitors to the announcement of the Conversion and/or the Separation; legal proceedings that may be instituted against us and others related to the Conversion and/or the Separation; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management's attention from ongoing business operations due to pursuit of strategic initiatives; and other factors, including those risks disclosed in Part I, Item 1A. "Risk Factors" and Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's most recent Annual Report on Form 10-K and Part I, Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this presentation. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

GRIFFIN REALTY TRUST

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Disclosures (continued)

Our stockholders are cautioned not to place undue reliance on any forward-looking statement in this presentation. All forward-looking statements are made as of the date of this presentation, and the risk that actual results will differ materially from the expectations expressed in this presentation may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this presentation, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this presentation will be achieved.

Note Regarding Certain Statements Relating to a Registered Public Offering

Certain statements in this presentation relating to a potential capital raise by IndustrialCo through an initial public offering in connection with the listing of IndustrialCo shares on a national securities exchange are being made pursuant to, and in accordance with, Rule 135 under the Securities Act of 1933, as amended (the "Securities Act"), and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Additional Information and Where to Find It

In connection with its 2022 annual meeting of stockholders ("Annual Meeting"), GRT filed a preliminary proxy statement on Schedule 14A on August 5, 2022, with the Securities and Exchange Commission (the "SEC"). Promptly after filing its definitive proxy statement with the SEC, GRT intends to mail or otherwise provide thedefinitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF GRT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT GRT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement, the preliminary proxy statement and any other documents filed by GRT with the SEC may be obtained free of charge at the SEC's website at www.sec.gov or at the "Investors" section of our website at www.grtreit.comor by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245.

GRT and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxeis from GRT's stockholders with respect to the Annual Meeting. Information about GRT's directors and executive officers and their ownership of GRT securities is set forth in GRT's preliminary proxy statement for the Annual Meeting on Schedule 14A filed with the SEC on August 5, 2022. You can obtain free copies of these documents at the SEC's website at www.sec.gov or at the "Investors" section of our website at www.grtreit.com. Additional information regarding the identity of participants in the solicitation of proxies will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting.

GRIFFIN REALTY TRUST

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 Participants  Michael Escalante  Chief Executive Officer, President and Director  Javier Bitar  Chief Financial Officer and Treasurer  2

 Agenda  2  GRT Overview  Real Estate and Capital Markets  NAV  SRP  Strategic Monetization Process

 GRT Overview  2

 GRT Overview  Internally managed, publicly registered, non-traded REIT  GRT Portfolio Composition*  Office  84% of portfolio  98 assets  GRT Key Metrics*  88% leased  Enterprise Value  $5.1 billion  Number of Properties  121  Number of States  26  % Occupancy  92.7%  WALT  6.1  66.2% Investment Grade**  66.2%  Industrial  16% of portfolio  23 assets  100% leased  Owner and operator of business essential office and industrial properties  Geographically diversified, high-quality portfolio  Properties primarily net leased to creditworthy single tenants  Led by institutionally trained team of industry veterans  *All statistics as of June 30, 2022  ** Investment grade designations are those of either tenants,  guarantors and/or non-guarantor parents w ith investment grade ratings or w hat management believes are generally equivalent ratings

 Real Estate and Capital Markets  10

 Real Estate Market  Strengths  Strong fundamentals; demand exceeds supply  Benefits from rising e-commerce and on-  shoring trends  Rental rates / values rising  Strong investor interest  Pressures  Higher construction costs due to inflation  High prices / low cap rates for acquisitions  Strengths  Recent positive absorption; flight to quality  Net effective rental rates stabilizing; new supply  beginning to dissipate  Select areas of strength (e.g., Life Sciences)  Pressures  Challenging fundamentals  Lingering COVID disruption  Work from home / hybrid work / hoteling  Tepid demand; weak leasing activity  High renovation / re-tenanting costs due to inflation  The industrial sector continues to be viewed as a favored asset class, whereas portions of the office sector have been become challenged  Office Sector  Industrial Sector  Pressures (for both industrial and office): high interest rates, less robust capital markets  10

 Capital Markets  10  Commercial real estate transactions and debt & equity capital markets continue to face challenges due to economic uncertainty, rising concern about inflation and higher interest rates and reluctance to transact  Public market REIT pricing reflects more pronounced reductions in COVID-challenged sectors, such as office properties  Private market pricing has lagged public market pricing  Cost of debt capital has increased significantly, and selectivity has heightened  In sectors with less favorable fundamentals, such as office properties, cost of debt capital has doubled in the past six months  Transaction activity slowing, buyer pools thinning

 NAV Update  10

NAV Update

Reported NAV as of June 30, 2022: $7.42

Last disclosed NAV as of June 30, 2021: $9.10

- The decrease in GRT's NAV was primarily driven by changes in fair value of office assets[1]
- Office property values were negatively impacted by, among other things, pandemic-related work-from-home trends
- Industrial property values generally improved due to, among other things, increased demand for warehouse and distribution infrastructure to meet the needs of e-commerce
- Recent weakness and volatility in capital markets continues to weigh upon real estate asset valuations
- That market situation, together with our own observations as we pursue sales of properties as part of our strategic monetization plan caused us to select the low end of the range of real estate values calculated by our independent valuation firm in determining our updated NAV.
- NAV may be updated more frequently than annually as a result of our future transaction activity or other significant developments that could affect our NAV per share.

		June 30, 2022		June 30, 2021
Real Estate Asset Fair Value (Industrial)	$	1,102,203	$	977,261
Real Estate Asset Fair Value (Office)		3,712,649		4,639,644
Goodwill (Management Company Value)		230,000		230,000
Interest Rate Swap Unrealized Gain/ (Unrealized Loss)		21,462		(39,317)
Perpetual Convertible Preferred Stock		(125,000)		(125,000)
Other Assets, net		155,984		96,635
Total Debt at Fair Value		(2,457,002)		(2,537,117)
Consolidated NAV	$	2,640,296	$	3,242,106
Total Shares and OP Units Outstanding		355,905,189		356,167,456
Consolidated NAV per share[2]	**$**	**7.42**	**$**	**9.10**

GRT | GRIFFIN REALTY TRUST

[1] Details regarding the updated NAV and factors contributing to the change are included in GRT's Form 8-K filing, which is available on GRT's website (grtreit.com) as well as on the website of the Securities and Exchange Commission (sec.gov).
[2] Components of GRT's daily NAV as of June 30, 2022 and June 30, 2021, calculated in accordance with GRT's valuation procedures (in thousands, except share and per share amounts.

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SRP Update  20

 SRP Update  20  Effective August 5, 2022, GRT adopted a Second Amended and Restated Share Redemption Plan (“SRP”)  Redemptions under the SRP will be limited to those in connection with stockholder death, qualifying disability or determination of incompetence or incapacitation (DD&I)  Commencing this quarter (3Q 2022), GRT will accept new and resubmitted DD&I redemptions requests from stockholders.  The first “Redemption Date” under the new SRP is September 30, 2022.  The redemption price is GRT’s most recently published NAV1  A full description of the SRP can be found in GRT’s Form 8-K available on the Securities and Exchange Commission website at sec.gov. A copy of the SRP and step-by-step instructions describing the redemption process can be found on GRT’s website at grtreit.com  All of these changes were authorized by GRT’s Board to balance requests for liquidity with prudent cash and  balance sheet management  1 Components of GRT’s daily NAV as of June 30, 2022 and June 30, 2021, calculated in accordance with GRT’s valuation procedures (in thousands, except share and per share amounts).

 Strategic Monetization Process  20

 IndustrialCo  Spin off new public company, “IndustrialCo,” which will own a curated portfolio of primarily industrial assets, as well as certain office assets  IndustrialCo's common shares to be listed (via direct listing with or without capital raise)  Stockholders to receive liquidity through receipt of shares that become fully tradable  Expected to be completed by end of 2022  IndustrialCo will have separate management team and Board  GRT’s Management and Board, together with financial and legal advisors, determined that a separation (the “Separation”) optimally achieves the objective of providing stockholders liquidity while at the same time maximizing stockholder value amidst the current challenging capital markets environment.  Strategic Monetization Process  Separation  GRT Post-Separation  Remaining Assets (primarily office assets) to be liquidated over time  Stockholders to receive liquidity through  distributions of net proceeds  Liquidation to be completed as determined by GRT’s Management and Board based upon optimal market timing to maximize value  Upon completion of the sale of all Remaining Assets and distribution of net proceeds to stockholders, GRT’s Management intends to wind-up and dissolve the Company  GRT Today  20  THE SEPARATION:

 Why the Separation?  20  GRT’s Management, Board, and its financial advisors believe that placing a curated selection of primarily industrial assets, as well as certain office assets (which are generally valued favorably by the public market relative to its other assets) into a publicly traded vehicle that has the potential to trade at an attractive price is an ideal path toward maximizing both liquidity and stockholder value  GRT’s Management, Board, and its financial advisors also believe current real estate and capital markets conditions do not support a wholesale monetization of the assets that will remain with the Company; there is too much lingering concern over the impact of COVID, rising interest rates and economic uncertainty  The Separation leaves behind the Remaining Assets so they can be sold in the private market in the optimal manner at the optimal time with net proceeds distributed to GRT’s stockholders

 Why the Conversion?  20  GRT seeks stockholder approval to convert from a Maryland corporation to a Maryland real estate investment trust (the  “Conversion”)  The Conversion is important because it:  Enables GRT’s Board to pursue the Separation in a manner that does not result in substantial adverse tax consequences for  stockholders  Provides added benefit of maximizing value to stockholders by eliminating future costs, risks and delays associated with  obtaining additional stockholder approvals relating to the liquidation of the Company in the future  CONVERSION APPROVAL CONVERSION NON-APPROVAL  If Conversion is approved: If Conversion is not approved:  Company converts to a trust  Plan of Liquidation adopted in connection with Separation  Consequence:  Tax efficient for stockholders  Company remains a corporation  No Plan of Liquidation adopted in connection with Separation  Consequence:  Substantial adverse tax consequences for stockholders  Costs, risks and delays to liquidate

 August 5: File Preliminary Proxy/NAV Update/Second Amended and Restated SRP  August-Mid Oct:  Proxy Solicitation Period  GRT operates Company consistent with strategic monetization process, including:  Intended sale of targeted assets  General preparation for Separation  Mid October:  GRT Annual Stockholder Meeting  GRT Board meeting to evaluate Separation timing  Year End 2022:  Expected Separation Date  Timing / Next Steps  20

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ditional Resources  Griffin Realty Trust Website  grtreit.com  Either click the button labeled “GRT Strategic Update” or click INVESTORS button in upper right corner to access numerous documents, including:  Presentation from GRT’s Management  Publicly filed documents including GRT’s Form 8-K  SRP-related documents, etc.  For Stockholders/Investors  Email GRT Investor Services at investorrelations@grtreit.com, or  For operational issues call GRT’s dedicated customer service team at 800-679-2112  For Financial Advisors  Email GRT’s advisor services team at advisorservices@grtreit.com, or call  Dan Ranchigoda, VP-Product Specialist & Advisor Services at 310-606-3262  20